                                                                     Exhibit 2.3


DEED OF AMENDMENT
--------------------------------------------------------------------------------

BT Investments (Australia) LLC

BT Foreign Investment Corporation

BT New Zealand Limited

BT International (Delaware), Inc.

BT Nominees (H.K.) Limited

Deutsche Bank AG

Bankers Trust Corporation

Principal Financial Group (Australia) Pty Limited

Principal Financial Services, Inc.

Deed to amend the Share Sale Deed

Allen Allen & Hemsley
The Chifley Tower
2 Chifley Square
Sydney NSW 2000
Australia
Tel 61 2 9230 4000
Fax 61 2 9230 5333


(C) Copyright Allen Allen & Hemsley

DEED OF AMENDMENT                                         ALLEN ALLEN & HEMSLEY
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DATE                            31  August  1999

PARTIES

      1. BT INVESTMENTS (AUSTRALIA) LLC c/o Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware 19801, United States of America (BTLLC);

            BT FOREIGN INVESTMENT CORPORATION c/o Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware 19801, United States of America (BTFIC);

            BT NEW ZEALAND LIMITED of Level 7, Price Waterhouse Centre, 66 Wyndham Street, Auckland, New Zealand (BTNZ);

            BT INTERNATIONAL (DELAWARE), INC. c/o U.S. Corporation Company 1013 Centre Road, Wilmington, Delaware 19805, United States of America
            (BTID); and

            BT NOMINEES (H.K.) LIMITED of 36TH Floor, Two Pacific Place, 88 Queensway, Hong Kong (BTNHK),
            (each a Vendor).

      2. DEUTSCHE BANK AG (ARBN 064 165 162) of Level 28, 31 West 52nd Street, New York, New York 10005, United States of America (the Warrantor).

      3. BANKERS TRUST CORPORATION of BT Plaza, 130 Liberty Street, New York, New York 10005, United States of America (the Vendors' Guarantor).

      4.    PRINCIPAL FINANCIAL GROUP (AUSTRALIA) PTY LIMITED (ACN 087 480
            3l3) (formerly of Level 17,201 Miller Street, North Sydney 2060) now of Level 27,530 Collins Street, Melbourne, Victoria 3000, Australia (the Purchaser).

      5. PRINCIPAL FINANCIAL SERVICES, INC. of 711 High Street, Des Moines, IA 50392-0300, United States of America (the Purchaser's Guarantor).

RECITALS

         A. The parties are parties to a share sale deed dated 17 June 1999 under which each Vendor agreed to sell the Sale Shares held by it and the Purchaser agreed to purchase all of the Sale Shares on the terms and subject to the conditions of that deed (the Share Sale
            Deed).

DEED OF AMENDMENT                                         ALLEN ALLEN & HEMSLEY
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      B     The parties wish to amend the Share Sale Deed in the manner set out in this Deed.
--------------------------------------------------------------------------------

IT IS AGREED as follows.

1.    DEFINITIONS AND INTERPRETATION
--------------------------------------------------------------------------------

1.1   DEFINITIONS

      Bankers Trust Names means a name that is or includes the word Bankers Trust or any word substantially or deceptively similar to those words.

1.2   INTERPRETATION

      Clause 1.2 of the Share Sale Deed applies as if incorporated in this Deed.

1.3   DEFINITIONS IN SHARE SALE DEED APPLY

      Definitions in the Share Sale Deed apply in this Deed unless the context requires otherwise or the relevant term is defined in this Deed.

2.    AMENDMENTS
--------------------------------------------------------------------------------

2.1   AMENDMENTS

      The Share Sale Deed is amended as set out in the remainder of this clause
      2.

2.2   SHARE CAPITAL DETAILS


      (a) (Schedule 1) Replace Part 1 of Schedule 1 with Schedule 1 of this deed.

      (b)   (Schedule 2) In Part 1 of Schedule 2:

            (i)     in item 2(a), replace NZ$14,488,336 with NZ$7,988,336 and
                    14,488,336 ordinary shares with 8,971,733 ordinary shares;

            (ii)    in item 2(b), replace 14,488,336 with 8,971,733;

            (iii)   in item 2(c), replace 14,488,336 with 8,971,733;

            (iv)    in item 4(a), replace $10,006,334 with $3,506,344 and
                    10,006,334 ordinary shares with 3,506,344 ordinary shares;

            (v)     In item 4(b), replace 10,006,334 with 3,506,344;

            (vi)    In item 4(c), replace 10,006,334 with 3,506,344;

            (vii)   in item 5(a), replace US$350,000 with US$700,000;

            (viii)  in item 6(b):

                    (A)   replace in the third line:

                               Class A Common            100


                                                                          Page 2
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DEED OF AMENDMENT                                         ALLEN ALLEN & HEMSLEY
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                                        with
                                   Ordinary          2,600,000; and
                    (B)   delete the fourth line being:
                          BTFIC       Class B Common       160;

            (ix)    in item 6(c):

                    (A)   replace in the third line:
                              Class A Common               100
                              with
                              Ordinary                     2,600,000; and

                    (B)   delete the fourth line being:
                          BTFIC       Class B Common       160

2.3   EMPLOYEES

      (a)   (Definitions) In clause 1.1:

            (i) insert the following new definitions after the definition of Corporate Services:

                    DNZ means Deutsche New Zealand Limited (formerly Bankers Trust New Zealand Limited) of level 7, Price Waterhouse Centre, 66 Wyndham Street, Auckland, New Zealand.

                    DNZ FM Employees means employees of DNZ engaged, on the date of this Deed, in the FM Businesses (excluding any Shared Employees not notified by the Purchaser under Clause 3.6); and

            (ii) in the third line of the definition of Employees, insert after Offshore FM Businesses, the words and includes DNZ FM Employees.

      (b) (Clause 4(f)(ii)) In clause 4(f)(ii), insert in the second line between the Group and or the, the words, Principal Financial Group
            (NZ) Limited.

      (c) (New Clauses 4(k) and (l)) Insert the following new subclauses after clause 4(j):

            (k) (NZ Re-employment) The parties acknowledge that the DNZ FM Employees were offered employment on or before the Completion Date by Principal Financial Group (NZ) Limited (the NZ Re-employment).

            (l) (No claim) The Purchaser will make no claim for breach of Warranty in relation to:

                    (i) the DNZ FM Employees not being employees of a Group Member at the date of this Deed; or

                    (ii) the NZ Re-employment.


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DEED OF AMENDMENT                                         ALLEN ALLEN & HEMSLEY
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2.4   PARENT SUPPORT OBLIGATIONS

      (a) (Clause 6.10(b)) In the first line of clause 6.10(b), replace the Vendors, the Warrantor and the Vendor's Guarantor with any member of the Vendors' Group that has given a Parent Support Obligation

      (b)   (SCHEDULE 14) In Schedule 14, replace BTNZ with DNZ in:

            (i)   the first line of item 1;

            (ii)  the first line of item 2;

            (iii) the second line of item 3;

            (iv)  the second line of item 4; and

            (v)   the second line of item 5.

      (c)   (SCHEDULE 14) In Schedule 14:

            (i) replace BTNZ1 in the fifth line of item 1 with BT Funds Management(NZ) Limited; and

            (ii) replace BTNZ2 in the fifth line of item 1 and the fourth line of item 2 with BT New Zealand Nominees Limited

2.5   APPLICATION FOR REGISTRATION OF TRADE MARKS

      Delete clause 13.2(b). This deletion does not limit or otherwise affect clause 13.10.

2.6   OFFSHORE FM BUSINESSES - IRELAND AND UK

      In clause 1.1, replace the definition of Drop Dead Date with the following:

      Drop Dead Date means:

      (a)   in respect of clauses 6.8(a) and (b), 31 January 2000; and

      (b)   in any other case, 30 November 1999,

      or such other dates agreed by the parties.

2.7   GROUP RESTRUCTURING

      In clause 1.1, insert in the definition of Group Restructuring, or as otherwise agreed in writing between the Warrantor and the Purchaser's Guarantor after the words Schedule 3.

2.8.  ELECTION UNDER SECTION 338(h)(10) OF THE INTERNAL REVENUE CODE

      In Part IV of Schedule 4, in clauses 6(b) and (c), replace at the Completion Date in the first line with within the time required under the Internal Revenue Code.

3.    BANKERS TRUST NAME
-------------------------------------------------------------------------------

      (a) Notwithstanding Clause 13.8 of the Share Sale Deed, the Purchaser is not required to procure, until the Transition Date, that:

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                                                                         Page 4
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DEED OF AMENDMENT                                         ALLEN ALLEN & HEMSLEY
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            (i)   Bankers Trust Australia Limited or Bankers Trust Life
                  Limited each change its company name to one that does not include an Excluded Name or BT Name;

            (ii) each Group Member which has registered the business names Bankers Trust or Bankers Trust Australia under each relevant Business Names Act furnishes Cessation of Business under Business Name forms for those business names to the Warrantor; or

            (iii) each Group Member listed in Schedule 10 of the Share Sale
                  Deed destroys all unused stationery and other items which bear any words or marks that include a Bankers Trust Name or the Pyramid Device, and if the Warrantor so specifies, confirm to it in writing the destruction of all unused stationery and other items in the possession of any Group Member being such words or marks.

      (b) The Warrantor, the Vendors and the Vendors' Guarantor acknowledge that the Purchaser is only obliged to comply with clauses 13.8(a) to (c) of the Share Sale Deed in respect of the Group Members listed in Part IIC of Schedule 2 to the Share Sale Deed.

      (c) The Purchaser and the Purchaser's Guarantor acknowledge that the Warrantor's rights under clause 4 of the IB Deed includes the power to carry out any matters contemplated under clauses 13.8(a) to (c) of the Share Sale Deed in respect of the Group Members listed in Part IIB of Schedule 2 to the Share Sale
            Deed.

4.    GOVERNING LAW AND JURISDICTION
--------------------------------------------------------------------------------

      This Deed is governed by the laws of New South Wales. The parties submit to the non-exclusive jurisdiction of courts exercising jurisdiction there.

5.    COUNTERPARTS
-------------------------------------------------------------------------------

      This Deed may be executed in any number of counterparts. All counterparts together will be taken to constitute one instrument.
-------------------------------------------------------------------------------

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DEED OF AMENDMENT                                         ALLEN ALLEN & HEMSLEY
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SCHEDULE 1

SHARES AND BUSINESSES
PART I


   Column 1:       Column 2:             Column 3:                  Column 4:               Column 5:

    Vendor        Company in            No. of Sale               Purchase Price           Percentage of
                  which Sale              Shares                                          issued capital
                 Shares are
                    held
--------------------------------------------------------------------------------------------------------------
BTLLC           BT Investments             1,108                    $1,994,713,987                 100%
                (Australia)           ordinary shares
                Limited
                (BTIA)

BTNZ            BT Funds                  8,971,733                 $   89,839,683                 100%
                Management            ordinary shares
                (NZ) Limited

BTNZ            BT New                      212,643                 $      160,317                 100%
                Zealand                ordinary shares
                Nominees
                Limited

BTNZ            BT Portfolio                3,506,344               $    8,628,389                 100%
                Services (NZ)          Ordinary Shares
                Limited

BTID            BT Funds                     349,999                $    4,834,695             99.9999%
                Management                common shares
                Asia Limited
                (BTFMA)

BTNHK           BTFMA                        1 common               $            1              0.0001%
                                               share

BTFIC           BT Funds                     2,600,000              $    1,822,924                 100%
                Management                ordinary shares
                (Singapore)
                Limited
                (BTFMS)

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DEED OF AMENDMENT                                         ALLEN ALLEN & HEMSLEY
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EXECUTED and DELIVERED as a Deed.

Each attorney executing this Deed states that he or she has no notice of revocation or suspension of his or her power of attorney.

THE VENDORS

SIGNED SEALED AND                   )
DELIVERED on behalf of              )
BT FOREIGN INVESTMENT               )
CORPORATION by its                  )
Attorney in the presence of:        )     /s/ Mark Grolman
                                          --------------------------------
                                          Signature

/s/ Abigail B. Young                      Mark Grolman
--------------------------------          --------------------------------
Witness                                   Print name


Abigail B. Young
--------------------------------
Print name



SIGNED SEALED AND                   )
DELIVERED on behalf of              )
BT INVESTMENTS (AUSTRALIA)          )
LLC                                 )
by its attorney in the presence of: )     /s/ Mark Grolman
                                          --------------------------------
                                          Signature

/s/ Abigail B. Young                      Mark Grolman
--------------------------------          --------------------------------
Witness                                   Print name


Abigail B. Young
--------------------------------
Print name



SIGNED SEALED AND                   )
DELIVERED on behalf of              )
BT NEW ZEALAND                      )
LIMITED by its attorney             )
in the presence of:                 )     /s/ Mark Grolman
                                          --------------------------------
                                          Signature

/s/ Abigail B. Young                      Mark Grolman
--------------------------------          --------------------------------
Witness                                   Print name


Abigail B. Young
--------------------------------
Print name

DEED OF AMENDMENT                                         ALLEN ALLEN & HEMSLEY
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SIGNED SEALED AND                   )
DELIVERED on behalf of              )
BT NOMINEES (H.K.) LIMITED          )
by its attorney                     )
in the presence of:                 )     /s/ Mark Grolman
                                          --------------------------------
                                          Signature

/s/ Mark Cerche                           Mark Grolman
--------------------------------          --------------------------------
Witness                                   Print name


Mark Cerche
--------------------------------
Print name


THE VENDORS' GUARANTOR


SIGNED SEALED AND                   )
DELIVERED on behalf of              )
BANKERS TRUST CORPORATION           )
by its attorney                     )
in the presence of:                 )     /s/ Mark Grolman
                                          --------------------------------
                                          Signature

/s/ Mark Cerche                           Mark Grolman
--------------------------------          --------------------------------
Witness                                   Print name


Mark Cerche
--------------------------------
Print name


THE WARRANTOR


SIGNED SEALED AND                   )
DELIVERED on behalf of              )
DEUTSCHE BANK AG                    )
by its attorney                     )
in the presence of:                 )     /s/ Troland S. Link
                                          --------------------------------
                                          Signature

/s/ Mark Grolman                          Troland S. Link
--------------------------------          --------------------------------
Witness                                   Print name


Mark Grolman
--------------------------------
Print name


THE PURCHASER

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DEED OF AMENDMENT                                         ALLEN ALLEN & HEMSLEY
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SIGNED SEALED AND                   )
DELIVERED on behalf of              )
BT INTERNATIONAL                    )
(DELAWARE) INC.                     )
LIMITED by its attorney             )
in the presence of:                 )     /s/ Mark Grolman
                                          --------------------------------
                                          Signature

/s/ Abigail B. Young                      Mark Grolman
--------------------------------          --------------------------------
Witness                                   Print name


Abigail B. Young
--------------------------------
Print name



SIGNED SEALED AND                   )
DELIVERED on behalf of              )
BT NOMINEES (H.K.) LIMITED          )
by its attorney                     )
in the presence of:                 )     /s/ Mark Grolman
                                          --------------------------------
                                          Signature

/s/ Abigail B. Young                      Mark Grolman
--------------------------------          --------------------------------
Witness                                   Print name


Abigail B. Young
--------------------------------
Print name


THE VENDORS' GUARANTOR


SIGNED SEALED AND                   )
DELIVERED on behalf of              )
BANKERS TRUST CORPORATION           )
by its attorney                     )
in the presence of:                 )     /s/ Mark Grolman
                                          --------------------------------
                                          Signature

/s/ Abigail B. Young                      Mark Grolman
--------------------------------          --------------------------------
Witness                                   Print name


Abigail B. Young
--------------------------------
Print name

DEED OF AMENDMENT                                          ALLEN ALLEN & HEMSLEY

SIGNED SEALED AND                   )
DELIVERED on behalf of              )
PRINCIPAL FINANCIAL GROUP           )
(AUSTRALIA) PTY LTD                 )
by its attorney                     )            /s/ Karen E. Shaff
in the presence of:                 )            -------------------------------
                                                 Signature
/s/ Xavier P. Grappotte
-------------------------------                  Karen E. Shaff
Witness                                          -------------------------------
                                                 Print name

Xavier P. Grappotte
-------------------------------
Print name

THE PURCHASER'S GUARANTOR

SIGNED SEALED AND                   )
DELIVERED on behalf of              )
PRINCIPAL FINANCIAL                 )
SERVICES, INC.                      )            /s/ Karen E. Shaff
by its authorised representatives   )            -------------------------------
in the presence of:                 )            Signature

/s/ Xavier P. Grappotte                          Karen E. Shaff
-------------------------------                  -------------------------------
Witness                                          Print name


Xavier P. Grappotte
-------------------------------
Print name